UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2016

Guaranty Federal Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

43-1792717

(I.R.S. employer identification number)

0-23325

(Commission file number)

1341 West Battlefield
Springfield, Missouri 65807
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (417) 520-4333

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

[_]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 18, 2016, H. Michael Mattson, Executive Vice President and Chief Lending Officer of Guaranty Bank (the “Bank”), the wholly-owned subsidiary of Guaranty Federal Bancshares, Inc. (the “Company”), advised the Bank and the Company that he will be retiring effective June 30, 2016. The Bank is actively seeking an experienced Chief Lending Officer candidate to succeed Mr. Mattson.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number    Description

99.1	Press Release dated March 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guaranty Federal Bancshares, Inc. By: /s/ Shaun A. Burke Shaun A. Burke President and Chief Executive Officer

Date: March 18, 2016